Subsequent Events	12 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

18. Subsequent Events

The Company has evaluated subsequent events after the balance sheet date through August 14, 2025, the date the financial statements were available for issuance. Management has determined that, except as disclosed below, no significant events or transactions have occurred subsequent to the balance sheet date that require both recognition and disclosure in the financial statements.

On April 4, 2025, the Company renewed its operating lease agreement for the office space in Tokyo, Japan. The lease term is two years, commencing on April 15, 2025, with base monthly rent of JPY592. Under the provisions of ASC 842, the Company expects to recognize ROU asset and corresponding lease liabilities of JPY13,993 on the commencement date.

On May 26, 2025, the Company executed a loan agreement with Mr. Hidetoshi Yokoyama for the principal amount of JPY46,618 from Mr. Yokoyama during the period of May 26, 2025 to July 16, 2025. The loan is unsecured, has an interest rate of 0.9% per annum, and is due for repayment by July 31, 2025. Proceeds of the loan were used for working capital and other general corporate purposes The outstanding balance was fully repaid at the end of July 2025.

On July 18, 2025, the Company completed its IPO of 3,750,000 ordinary shares, each represented by one American depositary share, at an IPO price of $4.0 per share. The net proceeds to the Company from the IPO, after deducting underwriting discounts and other offering expenses payable by the Company, were $13,370.

In connection with the IPO, certain previously granted stock options that had a performance condition tied to the IPO became fully vested. As a result, the Company recognized stock-based compensation expense in the period subsequent to the balance sheet date but prior to issuance of theses financial statements.